                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                  PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Filed by Registrant      [X]

Filed by a Party other than the Registrant   [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  Confidential, for Use of the Commission
[X]  Definitive Proxy Statement                       Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Under Rule 14a-12

                            CENTURY BANCSHARES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)   Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     2)   Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     4)   Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     5)   Total fee paid:

          ----------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

          ----------------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

          ----------------------------------------------------------------------

     2)   Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

     3)   Filing Party:

          ----------------------------------------------------------------------

     4)   Date Filed:

          ----------------------------------------------------------------------

                            CENTURY BANCSHARES, INC.
                         1275 Pennsylvania Avenue, N.W.
                             Washington, D.C. 20004


                  NOTICE OF 2001 ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 31, 2001


TO THE HOLDERS OF COMMON STOCK
  OF CENTURY BANCSHARES, INC.:

         Notice is hereby given that the 2001 Annual Meeting of the Stockholders ("Annual Meeting") of Century Bancshares, Inc. ("Company") will be held at the Hyatt Regency Bethesda, One Bethesda Metro Center, Bethesda, Maryland at 9:00 a.m. (local time) on Thursday, May 31, 2001, for the following purposes:

         1. to elect a Board of ten directors to serve until the 2002 Annual Meeting of Stockholders of the Company, and until their respective successors have been elected and qualified; and

         2. to transact such other business as may properly come before the meeting or any adjournment thereof.

         All holders of common stock of record at the close of business on April 2, 2001 are entitled to vote at the Annual Meeting and any adjournment thereof. A list of such stockholders will be available at the time and place of the meeting and, during the ten days prior to the meeting, at the Company's principal office, at 1275 Pennsylvania Avenue, N.W., Washington, D.C. 20004.

         Stockholders are cordially invited to attend the meeting in person.

                                            By Order of the Board of Directors

                                              /s/ WILLIAM C. OLDAKER
                                            ------------------------------------
                                            William C. Oldaker
                                            Secretary


Washington, D.C.
April 27, 2001


                                    IMPORTANT

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, IT IS IMPORTANT THAT YOUR SHARES ARE REPRESENTED. YOU ARE URGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES ON THE ENCLOSED PROXY. IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS, MERELY SIGN, DATE AND RETURN THE PROXY IN THE ENCLOSED ENVELOPE.

                            CENTURY BANCSHARES, INC.
                         1275 Pennsylvania Avenue, N.W.
                             Washington, D.C. 20004


                                 PROXY STATEMENT
                   FOR THE 2001 ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 31, 2001


                                  INTRODUCTION

         This Proxy Statement is furnished in connection with the solicitation by, and on behalf of, the Board of Directors of Century Bancshares, Inc. ("Century") of proxies for use at the 2001 Annual Meeting of Stockholders of Century to be held on Thursday, May 31, 2001 at 9:00 a.m. (local time), at the Hyatt Regency Bethesda, One Bethesda Metro Center, Bethesda, Maryland 20814, and any adjournment thereof ("Annual Meeting"), for the purposes set forth in this Proxy Statement and the accompanying Notice. It is anticipated that this Proxy Statement, the Notice, and the enclosed form of proxy will be mailed to stockholders on or about April 27, 2001.

PROXIES

         For the proxy solicited hereby to be voted, the enclosed form of proxy must be signed (as registered), dated, and returned to Century in a timely manner. Proxies in the enclosed form that are properly executed and received by Century prior to or at the Annual Meeting and which are not revoked will be voted in accordance with the directions set forth therein. If no direction is made, a proxy that is properly executed and received by Century and that is not revoked will be voted FOR the election of all nominees for director named herein to serve on the Board of Directors until the 2002 Annual Meeting of Stockholders and until their successors are duly elected and qualified. The Board of Directors knows of no other matters to be presented at the Annual Meeting. If any other matter, not known or determined at the time of the solicitation of proxies, properly comes before the Annual Meeting, the proxies will be voted in accordance with the discretion of the person or persons voting the proxies. The proxy also confers on the persons named therein discretionary authority to vote with respect to any matter presented at the Annual Meeting for which advance notice was not received by Century prior to February 27, 2001.

         Please ensure that your shares will be voted by signing (as registered), dating, and returning the enclosed form of proxy in the enclosed postage-paid envelope. A stockholder may revoke a proxy at any time prior to its use by delivering to the Secretary of Century a signed notice of revocation or a later dated signed proxy, by attending the Annual Meeting and voting in person, or by giving notice of revocation of the proxy at the Annual Meeting. Attendance at the Annual Meeting will not in itself constitute the revocation of a proxy. Prior to the Annual Meeting, any written notice of revocation or subsequent proxy should be sent so as to be delivered to the Corporate Secretary, Century Bancshares, Inc., 1275 Pennsylvania Avenue, N.W., Washington, D.C. 20004, or hand delivered to the Corporate Secretary at the aforementioned address (or at the Meeting) at or before the taking of the vote at the Annual Meeting.

VOTING SECURITIES

         The Board of Directors of Century has fixed the close of business on April 2, 2001 as the record date ("Record Date") for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. On the Record Date, Century had issued and outstanding 4,102,030 shares of its common stock, $1.00 par value ("Common Stock"), the only class of voting securities outstanding. Only the record owners of the Common Stock are entitled to notice of, and to vote at, the Annual Meeting.

QUORUM AND OTHER MATTERS

         The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the shares of Common Stock outstanding and entitled to vote on the Record Date is necessary to constitute a quorum at the Annual Meeting. Shares of Common Stock represented by a properly executed proxy will be counted as present at the Annual Meeting for purposes of determining a quorum, without regard to whether the proxy is marked as authorizing the casting of a vote or abstaining. Shares of Common Stock held by nominees that are voted on at least one matter coming before the Annual Meeting will also be counted as present for purposes of determining a quorum, even if the beneficial owner's discretion has been withheld (a "non-vote") for voting on some or all other matters. In deciding all questions, each share of Common Stock is entitled to one vote, in person or by proxy. Votes at the Annual Meeting will be tabulated by an Inspector of Election appointed by Century.

         Directors are elected by a plurality of the shares present in person or by proxy at a meeting at which a quorum is present. As a result, the ten nominees for director receiving the greatest number of votes of shares of Common Stock present in person or represented by proxy at the meeting, although not necessarily a majority of such shares, will be elected to serve as directors until Century's 2002 Annual Meeting of Stockholders. An abstention, a non-vote or a withholding of authority to vote with respect to one or more nominees for director will not have the effect of a vote against such nominee or nominees. All other matters properly to come before the Annual Meeting for which Century's Certificate of Incorporation, as amended, does not require the affirmative vote of the holders of two-thirds of the outstanding shares of common stock of Century, require the approval of a majority of outstanding shares of Common Stock of Century present, in person or by proxy, at the Annual Meeting.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

         The following table sets forth the name, address and number of shares of Common Stock owned beneficially at the Record Date by (a) each person known to Century to be the beneficial owner of more than five percent of the outstanding shares of Common Stock; (b) each nominee to serve as director of Century; (c) each of Century's executive officers named in the Summary

Compensation Table; and (d) all executive officers and directors of Century as a group. No executive officer or director of Century has any family relationship with any other officer or director. Unless otherwise indicated, all shares are owned directly and the owner has sole voting and investment power with respect thereto.

                                                    AMOUNT AND NATURE OF
       NAME OF BENEFICIAL OWNER                     BENEFICIAL OWNERSHIP                PERCENT OF CLASS
---------------------------------------       ----------------------------------      ---------------------
Joseph S. Bracewell                                      224,385(1)                           5.4%

Abbey J. Butler                                          130,266(2)                           3.2%

George Contis, M.D.                                      152,359(3)                           3.7%

John R. Cope                                              52,084(4)                           1.3%

Bernard J. Cravath                                        83,525(5)                           2.0%

Melvyn J. Estrin                                         234,547(6)                           5.6%

Marvin Fabrikant                                         157,565(7)                           3.8%

Neal R. Gross                                            188,564(8)                           4.6%

William S. McKee                                         118,948(9)                           2.9%

William C. Oldaker                                        45,431(10)                          1.1%

Dale G. Phelps                                             2,125(11)                       Less than 1%

All directors, and executive officers                  1,389,799                             32.4%
as a group (11 persons)

----------

1) Principal address is 1275 Pennsylvania Avenue, N.W., Washington, D.C. Includes 4,478 shares held by minor children, 50,944 shares held as Trustee, 64,057 shares held for the benefit of Mr. Bracewell in Century's 401(k) plan, and 7,821 shares held in individual retirement accounts. Also includes 23,309 shares issuable upon exercise of currently exercisable options.

2) Includes 49,770 shares held by C.B. Equities Retirement Trust of which Mr. Butler is co-trustee and 14,136 shares issuable upon exercise of currently exercisable options.

3) Includes 107,424 shares held by Medical Services Corporation International Profit Sharing Plan and Trust of which Dr. Contis is trustee, and 19,795 shares issuable upon exercise of currently exercisable options.

4) Includes 16,180 shares held in the John R. Cope Rollover IRA, and 25,619 shares issuable upon exercise of currently exercisable options. Also includes 1,016 shares held by Mr. Cope's spouse, and 7,996 shares in trust for Mr. Cope's child for which Mr. Cope is trustee.

5) Includes 1,501 shares held by Mr. Cravath's wife, and 18,060 shares issuable upon exercise of currently exercisable options. Also, includes 7,499 held in trust for minor grandchildren whose mother serves as trustee and holds sole voting power. Mr. Cravath disclaims beneficial ownership of shares in trust for minor grandchildren.

6) Principal address is 7200 Wisconsin Avenue, Suite 600, Bethesda, Maryland. Includes 19,908 shares held by the Sidney Goldstein Family Trust of which Mr. Estrin is trustee, 25,659 shares held by the Estrin Grandchildren Trust of which Mr. Estrin is co-trustee, 11,613 shares held by the Lemer Grandchildren Trust of which Mr. Estrin is co-trustee, 41,598 shares held by the Estrin Family Limited Partnership which Mr. Estrin controls and 14,136 shares issuable upon exercise of currently exercisable options.

7) Includes 23,200 shares held by MPF Investment Co. LP of which Mrs. Fabrikant is the general partner and Mr. Fabrikant is a limited partner, 4,158 shares held in Century's 401(k) plan, 4,190 shares issuable upon exercise of currently exercisable options and 1,339 shares issuable upon exercise of options that vest and become exercisable on May 19, 2001.

8) Principal address is 1323 Rhode Island Avenue, N.W., Washington, D.C. 20005. Includes 21,619 shares issuable upon exercise of currently exercisable options.

9) Includes 18,060 shares issuable upon exercise of currently exercisable options.

10) Includes 25,619 shares issuable upon exercise of currently exercisable options. Also includes 2,682 shares held by Mr. Oldaker's spouse.

11) Shares held in Century's 401(k) plan. Also, includes 1,875 shares issuable upon exercise of currently exercisable options.


                              ELECTION OF DIRECTORS

         Each of the ten persons identified in the table below is a nominee for election as a director of Century and is currently an incumbent director. The term of office for which the following persons are nominated will expire at the time of the 2002 Annual Meeting of Stockholders of Century and when their respective successors shall have been elected and qualified. Should any nominee for the office of director named herein become unable or unwilling to accept nomination or election, the person or persons acting under the proxies will vote for the election in his stead of such other person as the Board of Directors may recommend. The Board of Directors has no reason to believe that any of the nominees will be unable to serve if elected to office, and to the knowledge of the Board of Directors, the nominees intend to serve the entire term for which election is sought.

         Directors will be elected by a plurality vote of the shares of Common Stock present, in person or by proxy, at the Annual Meeting. The Board of Directors recommends a vote FOR each of the nominees listed and, unless marked to the contrary, proxies received from stockholders will be voted for the election of such nominees.

         The following table sets forth certain information regarding the nominees for election to the Board of Directors of Century.

          Name                      Age          Principal Occupation and Business Experience
          ----                      ---          --------------------------------------------
Joseph S. Bracewell                  54     Chairman of the Board, President and Chief Executive Officer of
                                            Century since 1985; Director and Chief Executive Officer of Century
                                            National Bank (the "Bank") since 1982 and Chairman thereof since
                                            1985; President of Century Bank from 1982 to 1988 and since 1996;
                                            Director and President of CBI Holdings Corporation, a subsidiary of
                                            Century, since October 2000; Director, President and Chief Executive
                                            Officer of GrandBank, a subsidiary of Century, since March 2001;
                                            Director and President of Facility Holdings, Inc., a subsidiary of
                                            Century, since March 2001.

Abbey J. Butler                      63     Director of Century since March 2001; Director of Century Bank since
                                            March 2001; Co-Chairman and Co-Chief Executive Officer of Avatex
                                            Corporation, a company engaged in investing in other corporations and partnerships, since 1997; President and Director of C.B. Equities
                                            Corp., a private investment company, since 1982; Director of
                                            GrandBanc, Inc. from 1993 to March 2001; Director of GrandBank, a subsidiary of Century, since 1993; Co-Chairman and Co-Chief Executive
                                            Officer of FoxMeyer Health Corporation from 1991 to 1996.  During
                                            1996, FoxMeyer Drug Company, a subsidiary of FoxMeyer Health
                                            Corporation, filed a petition under Chapter 11 of the federal bankruptcy laws.

George Contis, M.D.                  67     Director of Century since 1995; Director of Century Bank since 1989.
                                            Physician and the President of Medical Service Corporation
                                            International, an international contract provider of consulting services for health care, for more than the past five years; Director of GrandBank, a subsidiary of Century, since March 2001.

John R. Cope                         58     Director and Vice President of Century since 1985; Director of
                                            Century Bank since 1982; Vice Chairman of Century Bank since 1985 and
                                            General Counsel thereof since 1986; Partner in the law firm of
                                            Bracewell & Patterson, L.L.P., Washington, D.C. for more than the past five years; Director of GrandBank, a subsidiary of Century, since March 2001.

Bernard J. Cravath                   69     Director of Century since 1987; Director of Century Bank from 1984 to
                                            1986.  President of Reality Properties, Inc., a real estate investment corporation, since 1984; Attorney in private practice for more than the past five years; Director of GrandBank, a subsidiary of
                                            Century, since March 2001.

Melvyn J. Estrin                     58     Director of Century since March 2001; Director of Century Bank since
                                            March 2001; Co-Chairman and Co-Chief Executive

                                            Officer of Avatex Corporation since 1997; Chairman of the Board of
                                            University Research Corporation, a government contracting company since
                                            1978; Chairman of the Board of Directors and Director of GrandBanc, Inc.
                                            from 1993 to March 2001; Director of GrandBank, a subsidiary of Century, since 1993; Co-Chairman and Co-Chief Executive Officer of FoxMeyer
                                            Health Corporation from 1991 to 1996. During 1996, FoxMeyer Drug
                                            Company, a subsidiary of FoxMeyer Health Corporation, filed a petition under Chapter 11 of the federal bankruptcy laws.

Marvin Fabrikant                     56     Director of Century since March 2001; Director of Century Bank since
                                            1994 and an employee since March 1999; Director of GrandBank, a subsidiary of Century, since March 2001; Prior to 1999, consultant to
                                            Century  Bank and independent investor/inventor.

Neal R. Gross                        57     Director of Century since 1995; Director of Century Bank since 1992.
                                            Chairman and Chief Executive Officer of Neal R. Gross and Co., Inc.,
                                            a corporation providing court reporting services to attorneys, the federal government, and other private organizations and individuals, for more than the past five years; Director of GrandBank, a subsidiary of Century, since March 2001.

William S. McKee                     57     Director of Century since 1992; Director of Century Bank from 1986 to
                                            1992; Partner in the law firm of McKee, Nelson, Ernst & Young since
                                            February 2000; Prior to February 2000, was a partner in the law firm of King and Spalding, Washington, D.C., for more than five years.

William C. Oldaker                   59     Director of Century since 1985 and Secretary since 1992; Director of
                                            Century Bank since 1984; Partner in the law firm of Oldaker, Ryan,
                                            Phillips and Utrecht, Washington, D.C. from 1993 to November 1998, and Oldaker & Harris, L.L.P. from November 1998 to the present;
                                            Director of GrandBank, a subsidiary of Century, since March 2001.

         In connection with the merger of GrandBanc, Inc. into a wholly-owned subsidiary of Century on March 15, 2001 (the "Merger"), Century agreed to take actions necessary to cause Abbey J. Butler and Melvyn J. Estrin to be elected to fill two new seats on the Century Board of Directors. As a result, the number of positions on the Century Board of Directors was increased from seven to ten and Messrs. Butler and Estrin were appointed to fill two of the vacancies created by such increase. Additionally, in connection with the Merger, Century agreed to include Messrs. Butler and Estrin as nominees for election to the Board of Directors for elections during the three years after the effective time of the Merger.

         The Board of Directors of Century met fourteen times in 2000. Each of the directors attended at least 75% of such meetings during the period which he was a director. During 2000, Messrs. Bracewell, Contis, Cope, Fabrikant, Gross and Oldaker also serve on the Board of Directors of Century Bank, which met eleven times during 2000.

         Century has standing Audit, Executive Compensation and Stock Option committees of its Board of Directors. The Audit Committee is composed of Messrs. Gross (Chair) and Cravath, each of whom is independent as defined by the National Association of Securities Dealers listing standards. The Audit Committee met four times during 2000 and each member attended 75% or more of the meetings during the period which he was a member of such committee. The Board of Directors of Century has adopted a written charter for the Audit Committee, which is attached hereto as Appendix A. The Executive Compensation Committee, which also serves as the Stock Option Committee, consisting of Messrs. Cope (Chair), Contis, Cravath and McKee, met once times during 2000 and all members of the committee but Mr. McKee were present. Century does not have a standing nominating committee or other committee serving a similar function. Members of the Board of Directors of Century also serve on other committees, formal and informal, with directors and members of senior management of Century Bank, CBI Holdings Corporation and GrandBank.


                                  COMPENSATION

EXECUTIVE COMPENSATION

         The following table sets forth the compensation for each of the last three years awarded to, earned by, or paid to the Chief Executive Officer, Chief Lending Officer and Chief Financial Officer of Century, the only executive officers of Century whose salary and bonus exceeded $100,000 for the last completed fiscal year.

                           SUMMARY COMPENSATION TABLE

                                                                                         Long-Term
                                                                                       Compensation
                                                                                          Awards
                                                                                          ------
                                          Annual Compensation                           Securities
   Name and Principal                     -------------------                           Underlying       All Other
       Positions            Year       Salary          Bonus (1)       Other (2)(3)       Options     Compensation(4)
       ---------            ----       ------          ---------       ------------    ------------   ---------------
Joseph S. Bracewell         2000      $217,350          $28,902           $1,300           15,347         $5,648
Chairman of the Board,      1999       205,000           25,000           11,000           13,500          1,367
President and CEO of        1998       199,325              -0-           11,000            4,250          1,517
the Company and the Bank

Marvin Fabrikant            2000      $132,729          $17,062           $5,190           10,178         $9,200
Chief Lending Officer       1999        96,197              -0-            3,000              -0-          4,200
of the Bank (5)

Dale G. Phelps (6)          2000       $50,654           $8,050           $1,088            7,500           $-0-
Senior Vice President
and CFO of the Company
and the Bank

1) These payments are listed in the year accrued and earned, but each was paid in the following year.

2) Amounts in this column represent (a) matching contributions to the executive's 401(k) plan account and (b) director fees deferred by the executive pursuant to the deferred compensation program for directors. Contributions to the 401(k) plan on behalf of Mr. Bracewell were $7,000, $5,000 and $5,000 during 2000, 1999 and 1998, respectively. Mr. Bracewell deferred $6,000 during each of 2000, 1999 and 1998 respectively, pursuant to the deferred compensation program for directors. Contributions to the 401(k) plan on behalf of Mr. Fabrikant were $5,190 and $3,000 during 2000 and 1999, respectively. Mr. Fabrikant also received $9,200 and $4,200 in board and committee fees during 2000 and 1999, respectively. He did not participate in the deferred compensation program for directors during either year.

3) Messrs. Bracewell and Fabrikant are provided the use of a Company car, and certain club dues are paid by Century on Mr. Bracewell's behalf. Since the aggregate value thereof does not exceed the lesser of $50,000 or 10% of either persons annual cash compensation, such amounts are not included in the table.

4) Includes the dollar value of insurance premiums paid by Century with respect to the term life insurance portion of split dollar policies in which Century has the full interest in the cash surrender value. During 2000, 1999 and 1998, Century held three split dollar policies covering Mr. Bracewell.

5)   Mr. Fabrikant became an employee of Century during 1999.

6)   Mr. Phelps joined Century during 2000.

BOARD COMPENSATION

         Each director of Century, and each director of Century Bank, is entitled to receive an annual retainer of $6,300 for service on one of the two Boards, or $9,000 for service on both Boards. Individual directors may elect to enter into a Compensation Agreement in lieu of receiving the annual retainer in cash. All directors of Century and Century Bank have elected to enter into Deferred Compensation Agreements (the "Compensation Agreements") for that purpose. The Compensation Agreements generally provide for the payment of a fixed monthly retirement benefit for 180 months payable to the director or his designated beneficiary commencing on the first day of the month following the director's retirement on his 65th birthday. In the event of the director's death prior to retirement, a reduced sum is payable to a beneficiary designated by the director. The retirement benefit attributable to each annual deferral vests ratably over a five year period, and in the event that a director does not serve for five years after any benefit is accrued for any reason other than a change of control, the director receives a benefit proportional to his time of service. In the event of a change of control of Century, all benefits are fully vested.

         Prior to 1998, Century administered the program informally and satisfied its potential future obligations under these agreements by using the amount of the deferred payments to purchase life insurance on the participating directors. During 1998, Century and Century Bank established the Century Director's Trust (the "Trust") to facilitate the efficient payment, administration and record keeping requirements of Century and Century Bank under the program. The Trust is an irrevocable grantor trust within the meaning of the federal income tax laws administered by an affiliate of Allfirst Trust and two individual trustees. The Trust permits contributions of cash and other property to fund the obligations of Century and Century Bank under the Compensation Agreements, and obligates Century and Century Bank to fully fund the benefits due under the Compensation Agreements upon demand of the trustees of the Trust. Century and Century Bank have transferred to the Trust all life insurance policies purchased to fund the retirement program, which have aggregate death benefits of $1,670,000, and aggregate cash surrender values of $416,487. During 2000, the Trust, on behalf of Century and Century Bank, paid 33,000 in premiums on life insurance policies for directors who participated in the deferred compensation program. As of December 31, 2000, Century and Century Bank had accrued an aggregate liability of 1,002,314 in deferred compensation expense related to this program.

AUDIT COMMITTEE REPORT

To the Board of Directors:

         The Audit Committee has reviewed and discussed the audited financial statements of Century with management. The Audit Committee has discussed with the independent auditors the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU Section 380), as may be modified or supplemented. The audit committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees), as may be modified or supplemented, and has discussed with the independent accountant the independent accountant's independence. Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in Century's Annual Report on Form 10-K for the last fiscal year for filing with the Commission.

         The Audit Committee consists of Messrs. Neal R. Gross and Bernard J. Cravath.

                                            Audit Committee
                                            Neal R. Gross
                                            Bernard J. Cravath

EXECUTIVE COMPENSATION COMMITTEE REPORT

To the Board of Directors:

         As members of the Executive Compensation Committee, it is our duty to establish the compensation level of the executive officers, to award bonuses to the executive officers and to approve Century's benefit plan arrangements, other than those relating to stock options.

         The base salary level of the executive officers is recommended to the Executive Compensation Committee by the Chief Executive Officer. In assessing the Chief Executive Officer's compensation relative to Century's performance, no specific criteria are applied. Factors considered by the Compensation Committee are typically subjective, such as the committee's perception of the individual's performance and any planned changes in functional responsibility, and also include such factors as prior year compensation levels, such information as is available about the salary level at comparable institutions, and general inflationary considerations. The profitability of Century and the market value of its stock are not primary considerations in setting executive officer base compensation, although significant changes in these items are subjectively considered. The Committee reviewed the base compensation for Mr. Joseph S. Bracewell and increased same from $225,000 to $250,000 per year effective April 1, 2001.

         The Committee considers bonuses for the executive officers, including Mr. Bracewell, after subjectively considering the profitability of Century and individual performance. In making such determination, the Committee does not apply any specific criteria. Based on Mr. Bracewell's performance and the financial performance of Century in 2000, the Committee recommended a bonus for Mr. Bracewell in the amount of $28,902. The perquisites and other benefits received by Mr. Bracewell that are reported in the Summary Compensation Table are provided primarily pursuant to existing employee benefit programs.

         No member of the Executive Compensation Committee is a former or current paid officer or employee of Century or any subsidiary.

                                            Executive Compensation Committee
                                            John R. Cope, Chair
                                            George Contis, M.D.
                                            Bernard J. Cravath
                                            William S. McKee

STOCK OPTION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         The following report by the Stock Option Committee to the Board of Directors discusses the factors the Stock Option Committee considers when determining the number of shares, which will be made subject to stock options granted to the executive officers and other employees of Century.

To the Board of Directors:

         As members of the Stock Option Committee it is our duty to administer Century's stock option plans. Administering these plans includes awarding stock options to the executive officers. The stock option plans in effect during 2000 were Century's 1994 Stock Option Plan and its 2000 Stock Awards Plan, which was adopted in June 2000.

         The Stock Option Committee believes that stock options and other methods of incentive compensation are of increasing importance in attracting and retaining executives, as well as other employees.

         Stock options are a component of compensation that is intended to retain executives and to motivate executives to improve stock market performance. Historically, the number of options granted to each executive officer was determined by taking a percentage of salary and dividing that amount by the fair market value per share of Century's Common Stock on the date of the grant. The percentages were recommended annually by Century's Chief Executive Officer, subject to the approval of the Committee. The Stock Option Committee now subjectively determines the number of shares to be covered by options granted to Century's employees and executives, including the Chief Executive Officer. In making these determinations, the Stock Option Committee considers the position, tenure and performance of the individual. The number of options granted to the Chief Executive Officer during 2000 represented approximately 9% of all options granted during that year, and the exercise price of such options was the fair market value of Century's common stock on the date of the grant.


                                            Stock Option Committee
                                            John R. Cope, Chair
                                            George Contis, M.D.
                                            Bernard J. Cravath
                                            William S. McKee


STOCK OPTION PLANS

         Prior to 2000, Century had in force only Century's 1994 Stock Option Plan (the "1994 Plan"). At the annual meeting of stockholders held in June, 2000, the stockholders approved Century's 2000 Stock Awards Plan (the "2000 Plan") pursuant to which an aggregate of 500,000 shares of common stock were reserved for stock options and other awards. During fiscal 2000, options to purchase 1,575 and 3,000 shares of the Common Stock were granted to each of the eleven non-employee directors of Century and Century Bank under the 1994 Plan and the 2000 Plan at exercise prices of $6.13 and $6.13 per share, respectively.

         As of December 31, 2000, options to purchase an aggregate of 454,773 shares of Common Stock at exercise prices ranging from $3.48 to $9.39 were outstanding, and there were 13,711 shares of Common Stock available for future grants under the 1994 Plan and 345,369 shares of Common Stock available for future grants under the 2000 Plan.

         During the fiscal year ended December 31, 2000, Century granted the following options to purchase Common Stock to Century's Chief Executive Officer, Chief Lending Officer and Chief Financial Officer, the only executive officers of Century listed in the Summary Compensation Table:

                      OPTIONS GRANTED TO EXECUTIVE OFFICERS
                               IN FISCAL YEAR 2000

                                                                                                         Potential
                             Number of             % of Total                                       Realizable Value at
                             Securities             Options                                            Assumed Annual
                             Underlying            Granted to       Per Share                          Rates of Stock
                          Options Granted          Employees         Exercise       Expiration       Price Appreciation
        Name                    (1)                 in 2000           Price            Date           for Option Term
---------------------     ----------------      ---------------    ------------    -------------    --------------------
                                                                                                        5%        10%
                                                                                                        --        ---
Joseph S. Bracewell            3,150                                  $6.13          11/19/09        $12,144    $30,774
                              12,247                  9.0%             6.06          08/01/10         46,125    118,282

Marvin Fabrikant               2,678                                  $6.13          11/19/09        $10,324    $26,163
                               7,500                  5.9%             6.06          08/01/10         28,583     72,436

Dale G. Phelps                 7,500                  4.4%            $6.06          08/01/10        $28,583    $72,436

----------

1) All of the options were granted under the 1994 Plan at an exercise price equal to the fair market value of the Common Stock on the date of grant. Each option has a term of no more than 10 years from the date of grant. Options vest and become exercisable in 25% increments after six, eighteen, thirty-six and forty-eight months after the date of grant. Options expire 90 days after termination of employment, and are fully vested in the event of a change of control of Century.

         During the fiscal year ended December 31, 2000, the following options were exercised by the executive officers of Century listed in the Summary Compensation Table:

                      OPTIONS EXERCISED IN FISCAL YEAR 2000
                           AND YEAR-END OPTION VALUES

                                                            Number of Securities             Value of Unexercised
                                                           Underlying Unexercised            In-the-Money Options
                              Shares                     Options at Fiscal Year End           at Fiscal Year End
                           Acquired on      Value       -----------------------------    -----------------------------
        Name                Exercise       Realized     Exercisable     Unexercisable    Exercisable     Unexercisable
---------------------      -----------     --------     -----------     -------------    -----------     -------------
Joseph S. Bracewell            275           $1,106       22,020           24,418         $ 44,138          $40,273

Marvin Fabrikant            13,478          $27,510        2,315           19,306             $-0-          $29,604

Dale G. Phelps                 -0-             $-0-          -0-            7,500             $-0-             $-0-

                             STOCK PERFORMANCE GRAPH

         The following graph compares the cumulative total return to stockholders for the period from September 23, 1997 (the date trading in the Common Stock commenced on The NASDAQ Stock Market's SmallCap Market) through December 31, 2000, for a holder of Common Stock against the cumulative total return of both The NASDAQ Stock Market and the NASDAQ Bank Stock Index.

                 [COMPARISON OF CUMULATIVE TOTAL RETURN GRAPH]

                       Sept.   Dec.    Mar.    Jun.    Sep.    Dec.    Mar.    Jun.    Sep.    Dec.    Mar.    Jun.    Sept.   Dec.
                        23,     31,     31,     30,     30,     31,     31,     30,     30,     31,     31,     30,     30,     31,
                       1997    1997    1998    1998    1998    1998    1999    1999    1999    1999    2000    2000    2000    2000
                      ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------
Century Bancshares,
Inc.                  100.00  123.18  126.08  115.65  103.48   82.16   74.57   76.69   75.09   83.08   83.88   78.85   87.24  104.01
------------------------------------------------------------------------------------------------------------------------------------
Nasdaq Stock Market   100.00   92.71  108.50  111.50  100.61  130.74  146.63  160.40  164.39  242.97  272.69  237.08  218.15  146.19
------------------------------------------------------------------------------------------------------------------------------------
Nasdaq Bank Stock     100.00  114.14  120.66  118.28   99.84  113.40  108.82  116.83  106.33  109.02   98.47   95.84  114.06  124.48
------------------------------------------------------------------------------------------------------------------------------------


                     CERTAIN RELATIONSHIPS AND TRANSACTIONS

         Century and Mr. Bracewell are parties to an Employment Agreement which expires August 31, 2003. Under his Employment Agreement, Mr. Bracewell receives an annual salary of $250,000 effective April 1, 2001, and $262,500 effective as of April 1, 2002. In addition, Mr. Bracewell receives the use of a Company car, the payment by Century of life insurance premiums, and certain membership dues. Under his Employment Agreement and in recognition of his performance in 2000, Century paid to Mr. Bracewell a cash bonus of $28,902. Upon termination of Mr. Bracewell's employment during the term of the Employment Agreement (except by the reason of his death or upon termination by Century for cause), or if Century elects not to renew the Employment Agreement prior to its termination, Mr. Bracewell is entitled to receive a payment in an amount equal to twice his annual salary, and Century shall, within 10 days from the termination date, pay to Mr. Bracewell all accrued and unpaid salary, bonuses, vacation and other amounts earned or due through the termination date, maintain the health plans in which Mr. Bracewell and his immediate family were participating on the termination date for a period of one year at Century's expense, maintain Mr. Bracewell's life insurance coverage to which he was entitled on the termination date for a period of one year at Century's expense, and cause all stock options grated under agreements between Century and Mr. Bracewell to become fully vested regardless of length of service. If Mr. Bracewell elects not to renew the Employment Agreement prior to its expiration, the Employment Agreement provides for a severance payment in the amount of his annual salary. Mr. Bracewell has agreed not to compete with Century during the term of Employment agreement and for 12 months thereafter.

         In the event of a change of control, Mr. Bracewell may terminate the Employment Agreement within sixty (60) days after such occurrence. Upon termination for change of control, Mr. Bracewell is entitled to receive a severance payment in an amount equal to three times his annual salary, and a gross-up payment to protect him from the effects of certain excise taxes; provided, however, if Mr. Bracewell, after his termination for change of control, continues to be employed by any successor or assign of Century on substantially the same or better terms than this Employment Agreement, no severance payment is due.

         A change of control means (i) the acquisition by any person or group of persons of beneficial ownership of securities representing more than 50% of the combined voting power of the voting securities of Century, (ii) a reorganization, merger, or consolidation with respect to which those persons who had been beneficial owners do not, following such reorganization, merger or consolidation, beneficially own shares representing more than 50% of the combined voting power of the voting securities of the resulting corporation,
(iii) a sale of substantially all the assets of Century, (iv) the cessation for any reason of the individuals who constituted the Board of Directors of Century on the date of the agreement (the "Incumbent Board") to constitute at least a majority of the Board of Directors, provided that any person becoming a director subsequent to the date of the agreement whose election or whose nomination for election by Century's stockholders was approved by a majority vote of the directors comprising the Incumbent Board is, for purposes of the agreement, considered to be a member of the Incumbent Board, or (v) a change in Century's status requiring prior notice to the Board of Governors of the Federal Reserve System and/or the Office of the Comptroller of the Currency pursuant to the Change in Bank Control Act of 1978 and regulations promulgated thereunder ("Change of Control").

         Century and Mr. Phelps are parties to a Severance Payment Agreement dated November 14, 2000. The terms of that agreement provide that upon a Change of Control, Century must pay Mr. Phelps a lump sum payment equal to his annual base salary, provided that Mr. Phelps has remained in Century's employment for at least ninety days following the effective date of the change of control. If Century terminates Mr. Phelps' employment after the effective date of the change of control, whether before or after the ninety-day period, Mr. Phelps becomes entitled to receive a severance payment of like amount. In addition to the lump sum payment, Century shall, within 10 days from the termination date, pay to Mr. Phelps all accrued and unpaid salary, bonuses, vacation and other amounts earned or due through the termination date, cause all stock options granted under agreements between Century and Mr. Phelps to become fully vested regardless of length of service, and at Century's expense, maintain the health plans in which Mr. Phelps and his immediate family were participating on the termination date for a period of one year and maintain Mr. Phelps' life insurance coverage to which he was entitled on the termination date for a period of one year.

         Century and Mr. Fabrikant are parties to a Severance Payment Agreement dated February 20, 2001. The terms of that agreement provide that upon a Change of Control, Century must pay Mr. Fabrikant a lump sum payment equal to 1.5 times his annual base salary, provided that Mr. Fabrikant has remained in Century's employment for at least ninety days following the effective date of the change of control. If Century terminates Mr. Fabrikant's employment after the effective date of the change of control, whether before or after the ninety-day period, Mr. Fabrikant becomes entitled to receive a severance payment of like amount. In addition to the lump sum payment, Century shall, within 10 days from the termination date, pay to Mr. Fabrikant all accrued and unpaid salary, bonuses, vacation and other amounts earned or due through the termination date, cause all stock options granted under agreements between Century and Mr. Fabrikant to become fully vested regardless of length of service, and at Century's expense, maintain the health plans in which Mr. Fabrikant and his immediate family were participating on the termination date for a period of one year and maintain Mr. Fabrikant's life insurance coverage to which he was entitled on the termination date for a period of one year.

         Century and each of its directors are parties to deferred compensation agreements pursuant to which the directors have deferred their annual retainer fees in exchange for a retirement benefit. During 1998, Century established a trust for the administration of its obligations under these agreements. See "Compensation - Board Compensation" for a description of Century's obligations under these arrangements.

         During 2000, Century Bank made loans in the ordinary course of business to certain of the directors and executive officers of Century and Century Bank, their associates, and members of their immediate families. These loans were made on substantially the same terms, including interest rates and collateral, as those prevailing for comparable transactions with others and do not involve more than normal risk of collectibility or present other unfavorable features. Loans to directors, executive officers and principal stockholders of Century and to directors and officers of its subsidiaries are subject to limitations contained in the Federal Reserve Act, the principal effect of which is to require that extensions of such credits satisfy the foregoing standards. As of December 31, 2000, loans outstanding to the directors and executive officers and their immediate families totaled $2,862,000 (net of participations sold to other banks on a non-recourse basis, but including undrawn amounts under committed lines of credit), which represented approximately 1.5% of total loans outstanding as of that date.

         With respect to banking transactions other than loans, during 2000 Century and Century Bank had transactions in the ordinary course of business with many of their directors, executive officers, principal stockholders and other affiliates; however, transactions with such persons were on substantially the same terms as those that could be obtained from unaffiliated third parties and those prevailing for comparable transactions with others.

         Mr. Cope, a director of Century and Century Bank, is a member of Bracewell & Patterson, L.L.P., a law firm that was retained by Century and its subsidiaries during 2000.


                               EXECUTIVE OFFICERS

         The executive officers of Century are Joseph S. Bracewell, Marvin Fabrikant and Dale G. Phelps. See "Election of Directors" for certain information with respect to the age, positions and length of service with Century, and the business experience of Messrs. Bracewell and Fabrikant. Mr. Phelps is Senior Vice President and Chief Financial Officer of Century and Century Bank.

Mr. Phelps joined Century in June of 2000, and he is 45 years old with 23 years of financial services industry experience. Mr. Phelps also has served as Senior Vice President and Chief Financial Officer of GrandBank, a subsidiary of Century, since March 2001. From April 1992 to June 2000, Mr. Phelps was employed by Farmers & Mechanics National Bank where he rose to the position of Vice President. Century's executive officers are elected annually and serve at the discretion of the Board of Directors subject, in the case of Mr. Bracewell, to an employment contract. See "Certain Relationships and Transactions."

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of Exchange Act and the rules promulgated there under require every person who is the beneficial owner of more than ten percent of any class of any equity security (other than an exempted security) which is registered pursuant to Section 12 of the Exchange Act, or who is a director or executive officer of an issuer of such security, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of such securities. Officers, directors and greater than ten percent stockholders are required by regulation to furnish Century with copies of all
Section 16(a) forms they file.

         Based solely on a review of the copies of such reports furnished to Century and certain written representations provided to Century by such persons, Century believes that during the year ended December 31, 2000, all Section 16(a) filing requirements applicable to Century's officers, directors and greater than ten percent stockholders were satisfied.

                            EXPENSES OF SOLICITATION

         The cost of soliciting proxies on behalf of the Board of Directors will be borne by Century. Solicitations of proxies are being made by Century through the mail and may also be made in person or by telephone. Directors and employees of Century may be utilized in connection with such solicitations. Century also will request brokers and nominees to forward soliciting materials to the beneficial owners of the Common Stock held of record by such persons and will reimburse them for their reasonable forwarding expenses in connection therewith.

                   DATE OF SUBMISSION OF STOCKHOLDER PROPOSALS

         In order for proposals submitted by stockholders of Century pursuant to Rule 14a-8 of the General Rules and Regulations under the Exchange Act to be included in Century's proxy statement and form of proxy relating to the 2002 Annual Meeting of Stockholders, such proposals must be received at Century's principal executive offices no later than December 17, 2001. A stockholder choosing not to use the procedures established in Rule 14a-8 must deliver the proposal at Century's principal executive offices not later than March 2, 2002.

                              INDEPENDENT AUDITORS

         The firm of KPMG LLP has been selected as Century's independent public auditors for the year ending December 31, 2001. A member of the firm of KPMG LLP is expected to be present at the Annual Meeting with the opportunity to make a statement if so desired and will be available to respond to appropriate questions.

AUDIT FEES

         The aggregate fees billed for professional services rendered for the audit of Century's annual financial statements for fiscal year 2000 and the review of the financial statements included in Century's Forms 10-Q for fiscal year 2000 were $57,500.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

         No fees were billed by KPMG LLP for any services related to financial information systems design and implementation for fiscal year 2000.

ALL OTHER FEES

         The aggregate fees billed for services rendered by KPMG LLP, other than the services covered under "Audit Fees" and "Financial Information Systems Design and Implementation Fees" above, for fiscal year 2000 were $100,916.

         The Audit Committee of the Board of Directors of Century has considered whether the provision of the services covered above under "Financial Information Systems Design and Implementation Fees" and "All Other Fees" is compatible with maintaining the independence of KPMG LLP.

                                  OTHER MATTERS

         Century is not aware of any business to be acted on at the Annual Meeting other than the proposal discussed in this Proxy Statement. In the event that any other business calling for a vote of the stockholders is properly presented at the meeting, the proxies will be voted in accordance with the discretion of the persons named therein.

                       FORM 10-K AVAILABLE WITHOUT CHARGE

         Century's Annual Report on Form 10-K, including all exhibits, has been filed with the Securities and Exchange Commission and a copy thereof, excluding exhibits, accompanies this Proxy Statement. Upon payment of Century's reasonable expenses, Century will furnish a copy of any exhibit to the Form 10-K to any stockholder who makes a written request therefore to the Corporate Secretary, Century Bancshares, Inc., 1275 Pennsylvania Avenue, N.W., Washington, D.C. 20004.


                                            By Order of the Board of Directors

                                            /s/ WILLIAM C. OLDAKER
                                            --------------------------
                                            William C. Oldaker
                                            Secretary


April 27, 2001

                                                                      APPENDIX A


                            CENTURY BANCSHARES, INC.
                             AUDIT COMMITTEE CHARTER
                                    JUNE 2000

THE AUDIT COMMITTEE

     a)   PURPOSE

          The Audit Committee ("Committee") is appointed by the Board of Directors of Century Bancshares, Inc. ("CBI") to assist the Board of CBI and its subsidiary, Century National Bank ("Bank"). The primary responsibilities of the Audit Committee are to assist the Board in fulfilling its oversight responsibilities and include, among others, to (i) monitor the integrity of CBI's financial reporting processes and systems of internal controls regarding finance, accounting and legal compliance; (ii) monitor the independence and performance of CBI's independent auditors and internal auditing department; (iii) provide a communication network among the independent auditors, management, the internal auditing department, legal counsel and CBI's Board of Directors; (iv) encourage compliance with, and continuous improvement of, CBI's policies, procedures and practices at all levels; (v) review areas of potential significant financial risk to CBI; and (vi) report to the Board of Directors of CBI regarding the foregoing matters. The purposes of this Charter shall be implemented in accordance with the policies and procedures set forth in Exhibit B.

     b)   COMPOSITION

          All members of the Committee shall be independent and meet the requirements of The NASDAQ Stock Market, Inc. The Committee shall be composed of at least three directors of CBI, as determined by the Board of Directors of CBI, each of whom shall be independent nonexecutive directors, free from any relationship that would interfere with the exercise of his or her independent judgment. All members of the Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, and at least one member of the Committee shall have accounting or related financial management expertise. Subject to the procedures of the Committee set forth as Exhibit "B" to this Charter, the Board of Directors of CBI may permit employees of the Bank to serve on the Committee as Advisory Members, as designated by the Chairman of the Board of CBI and approved by the Board of Directors of CBI. The current list of members of the Committee is attached as Exhibit "A."

     c)   MEETINGS

          The Committee shall meet at least quarterly, or more frequently as circumstances dictate. The content and agenda for each meeting shall be prepared consistent with this charter and reviewed by the Committee Chairman and circulate it to the other members of the Committee in advance of each meeting. The Committee shall meet in separate executive sessions with the Chief Financial Officer, External Auditor and the Internal Auditor at least once each calendar year. As necessary, the Chairman will recommend that certain Bank Management attend audit meetings as well as representatives from our Independent Auditors.

     d)   AUTHORITY

          This charter has been approved by the Board of Directors of CBI. This policy shall be reviewed annually by the Board for approval, in accordance with applicable Audit Committee requirements of the NASDAQ Stock Market, Inc. In addition, this charter is to be published as an appendix to the CBI proxy statement every three years.

     e)   EXTERNAL AUDITOR

          The Committee shall recommend and the Board of Directors of CBI shall approve the selection of the Independent Auditors, their annual reappointment, and their dismissal. This decision is based on the qualifications of the firm and, in reappointment decisions, the service they have provided.

     f)   THE INTERNAL AUDITOR

          The Internal Auditor's authority is derived directly from the Boards of Directors of CBI and the Bank with the specification that the auditor reports functionally to the Audit Committee and administratively to the Senior Vice President, of Operations and Risk Management, and that the auditor is independent from the normal operations of CBI and the Bank.

          The auditor is subject to measurement of the audit function's effectiveness and efficiency by the Audit Committee. The Committee shall provide an annual recommendation to the Chairman of the Board regarding their evaluation of the Auditor's performance.

                                                                       EXHIBIT A

                                 AUDIT COMMITTEE
                                  FOR 2000-2001


MEMBERS:  Neal R. Gross, Chairman
          Bernard J. Cravath


ADVISORY
MEMBERS:  Kathy M. Curtis
          Mary Ann Michniak

                                                                       EXHIBIT B


                      PROCEDURES ADOPTED IN SUPPORT OF THE
                             AUDIT COMMITTEE CHARTER

ADVISORY MEMBERS

        The Advisory Members to the Audit Committee include the bank's Internal Auditor and the Compliance Officer. The participation of these members include attendance of regularly scheduled Audit Committee meetings, performing and reporting on all audit and compliance issues of the bank, and fulfilling a role of consultant to the Audit Committee on all matters relating to Internal Audit and the bank's compliance program. To this end, the Advisory Members do not participate in the decision making process of Audit Committee matters. The Advisory Members exit regularly scheduled Audit Committee meetings to allow the Committee Members hold an Executive session to discuss Audit Committee matters outside the scope of their Advisory Members' function.

THE AUDIT/COMPLIANCE COMMITTEE:

     a) The responsibilities of the Audit Committee with respect to this Policy are as follows:

          i) Obtain an understanding of the procedures employed by the internal and Independent Auditors.

          ii) Review with the Independent Auditors the results of their annual audit and the resulting management letter with Management and the Internal Auditor:
               -review of the annual financial statements and related footnotes and information to be included in Form 10-K -results of the audit of financial statements and related report on changes during the year in accounting practices and principles
               -significant changes to the audit plan, any material disputes or difficulties with management, which impaired audit performance -review any communications relating to the judgment about the quality of the Bank's accounting principles, (outlined in SAS 61 as amended by SAS 90) and if necessary recommend to the Board of Directors such information be included in that the CBI's 10-K

          iii) Provide to the Chairman an annual recommendation regarding their review and evaluation of the Internal Auditor's: -budget, plan, changes in the plan, activities, organizational structure, and qualifications of the Internal Auditor, as needed -significant reports prepared, together with management's responses and follow ups to any reports

          iv) Review the appointment, overall performance, and replacement of the Internal Auditor, apprise the Board of Directors of Audit Committee activities by providing copies of Audit Committee minutes, Audit Schedule, Compliance Schedule, and Compliance Reports to the Board members.
            v) Have the Chairman of the Audit Committee present at the Board meeting a verbal report on audit results and at Audit Committee meetings.
            vi)   Remain independent of CBI's and Bank operational matters.
            vii) On an annual basis, receive and review reports for the CBI's general counsel concerning legal and regulatory matters that may have an impact on the financial statements.
            viii) As the Committee deems necessary, consider expert advice regarding Audit Committee rules related to the NASDAQ, Statements on Auditing Standards and other legal, and regulatory matters.
            ix) The Committee has the authority, upon notification of the Chairman of the Board, to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as any member of CBI or the Bank.
            x) The Committee has the authority to retain, at CBI's expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties.
            xi) The Committee may request any officer or employee of CBI or the Bank or CBI's outside counsel or independent auditor to attend any meeting the of the Committee or to meet with any members of, or consultants to, the Committee.
            xii) The members of the Committee shall designate a Chairman by majority vote of the Committee membership, and the Chair shall preside at all meetings of the Committee.
            xiii) Review and reassess the adequacy of the Committees' Charter and these procedures at least annually.

      b)    In their dealings with the Independent Auditors the Committee shall:
            i) Meet with the external auditor at least annually without members of management present.
            ii) Obtain and review the external auditor's letter on CBI's adequacy of accounting and financial reporting controls.
            iii) Discuss with the Independent Auditors their judgments about the quality, not just the acceptability, of CBI's accounting principles used in financial reporting.
            iv) Review the scope and general audit work to be performed annually by the external auditor. Ascertain if there are major scope limitations that would affect the audit.
            v)    Review the fees charged by the external auditor.
            vi) Obtain an annual formal statement regarding the independence of the accountants as recommended by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committee.

            vii) Receive and review at the end of the first three quarters of the year, a verbal or written report of quarter audit results. Matters that have a direct material relationship to poor financial performance should be directed to the Chairman of the Committee prior to filing Form 10-Q.
            viii) Discuss the quality of CBI's financial and accounting personnel.
            ix) Discuss and review any material and serious audit exceptions. Also, review appropriate management responses of management to the Letter of Comments and Recommendations from the Independent Auditors.
            x) If necessary, direct the Independent Auditors to perform special investigations.
            xi) Arrange for the Independent Auditors to attend the annual shareholders meeting to answer any questions.
            xii) Elicit comments from CBI's management and when necessary, Bank Management and the Independent Auditors to determine if any audit concerns and/or obstacles have been encountered during quarterly and annual audits.
            xiii) Review significant accounting and reporting principles, practices, and procedures applied by CBI in preparing its financial statements.
            xiv) On an annual basis, the Committee shall obtain a written statement from the independent auditors delineating all relationships between the auditor and the Bank, review and discuss with the independent auditor all significant relationships with the independent auditors that could impair the auditors' independence and recommend to the Board of Directors that it take appropriate action in response to the independent auditors' report to satisfy the Committee of the independence of the auditors.
            xv) While the Audit Committee has the responsibilities and powers set forth in the Charter and these procedures in support of the Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the financial statements of CBI are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws.

                                      PROXY

                            CENTURY BANCSHARES, INC.
                         1275 PENNSYLVANIA AVENUE, N.W.
                             WASHINGTON, D.C. 20004

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints Joseph S. Bracewell and John R. Cope, and each of them, as Proxies with full power of substitution, and hereby authorizes them to represent and to vote, as designated on the reverse, all of the shares of common stock of Century Bancshares, Inc. held of record by the undersigned as of April 2, 2001, at the 2001 Annual Meeting of Stockholders to be held on Thursday, May 31, 2001 at 9:00 a.m. (local time) at the Hyatt Regency Bethesda, One Bethesda Metro Center, Bethesda, Maryland 20814, and any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY               Please mark
THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED                 your votes as   [X]
FOR ALL PROPOSALS BELOW AND OTHERWISE IN THE DISCRETION OF THE PROXIES.                        indicated in
                                                                                               this example

  1)    ELECTION OF DIRECTORS to serve until the 2002
        Annual Meeting of Stockholders and until their successors are duly elected and qualified.

        FOR all nominees listed            WITHOLD AUTHORITY         Joseph S. Bracewell, Abbey J. Butler, George Contis,
        to the right (except as         to vote for all nominees     John R. Cope, Bernard J. Cravath, Melvyn J. Estrin,
        listed to the contrary)                listed                Marvin Fabrikant, Neal R. Gross, William S. McKee and
                                                                     William C. Oldaker

                [ ]                              [ ]                 ---------------------------------------------------------------
                                                                     INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE ANY INDIVIDUAL
                                                                     NOMINEE, WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.


                                                                     _______________________________________________________________
                                                                     ---------------------------------------------------------------

                                                                                In their discretion, the proxies are authorized to
                                                                                vote upon such other business as may properly come
                                                                                before the meeting and any adjournment thereof.


                                                                                I PLAN TO ATTEND THE ANNUAL MEETING.

                                                                                       YES [ ]        NO [ ]

                                                                                Please sign exactly as name appears below. When
                                                                                shares are held by joint tenants, both should sign.
                                                                                When signing as attorney, executor, administrator,
                                                                                trustee, or guardian, please give full title as
                                                                                such. If a corporation, please full corporate name
                                                                                by President or other authorized officer. If a
                                                                                partnership, please sign in partnership name by
                                                                                authorized person.

                                                                                Dated:                                        , 2001
                                                                                      ----------------------------------------


                                                                                ----------------------------------------------------
                                                                                (Print Name)


                                                                                ----------------------------------------------------
                                                                                (Stockholder's Signature)


                                                                                ----------------------------------------------------


                                                                                ----------------------------------------------------
                                                                                (Print Name)


                                                                                ----------------------------------------------------
                                                                                (Stockholder's Signature)


PLEASE MARK, SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.